INVESTMENT PROPERTIES	6 Months Ended
Jun. 30, 2022
Investment property [abstract]
INVESTMENT PROPERTIES	INVESTMENT PROPERTIES
The following table presents a roll forward of the partnership’s investment property balances, all of which are considered Level 3 within the fair value hierarchy, for the six months ended June 30, 2022 and the year ended December 31, 2021:

	Six months ended Jun. 30, 2022			Year ended December 31, 2021
(US$ Millions)	Commercial properties	Commercial developments	Total	Commercial properties	Commercial developments	Total
Balance, beginning of period	$62,313	$2,300	$64,613	$70,294	$2,316	$72,610
Changes resulting from:
Property acquisitions	710	—	710	491	80	571
Capital expenditures	368	252	620	796	758	1,554
Property dispositions(1)	(34)	(1)	(35)	(1,299)	(351)	(1,650)
Fair value gains (losses), net	1,115	104	1,219	1,791	171	1,962
Foreign currency translation	(847)	(106)	(953)	(558)	(37)	(595)
Transfer between commercial properties and commercial developments	126	(126)	—	635	(635)	—
Reclassifications to assets held for sale and other changes	(3,973)	(447)	(4,420)	(9,837)	(2)	(9,839)
Balance, end of period(2)	$59,778	$1,976	$61,754	$62,313	$2,300	$64,613
(1)Property dispositions represent the fair value on date of sale.
(2)Includes right-of-use commercial properties and commercial developments of $547 million and $21 million, respectively, as of June 30, 2022 (December 31, 2021 - $557 million and $24 million). Current lease liabilities of $28 million (December 31, 2021 - $118 million) have been included in accounts payable and other liabilities and non-current lease liabilities of $542 million (December 31, 2021 - $558 million) have been included in other non-current liabilities.

The partnership determines the fair value of each commercial property based upon, among other things, rental income from current leases and assumptions about rental income from future leases reflecting market conditions at the applicable balance sheet dates, less future cash outflows in respect of such leases. Investment property valuations are generally completed by undertaking one of two accepted income approach methods, which include either: i) discounting the expected future cash flows, generally over a term of 10 years, including a terminal value based on the application of a capitalization rate to estimated year 11 cash flows; or ii) undertaking a direct capitalization approach whereby a capitalization rate is applied to estimated current year cash flows. Where there has been a recent market transaction for a specific property, such as an acquisition or sale of a partial interest, the partnership values the property on that basis. In determining the appropriateness of the methodology applied, the partnership considers the relative uncertainty of the timing and amount of expected cash flows and the impact such uncertainty would have in arriving at a reliable estimate of fair value. The partnership prepares these valuations considering asset and market specific factors, as well as observable transactions for similar assets. The determination of fair value requires the use of estimates, which are internally determined and compared with market data, third-party reports and research as well as observable conditions. Except for the impacts caused by COVID-19 and the resulting measurement uncertainty discussed in Note 2(c), Summary of Significant Accounting Policies - Critical judgements and estimates in applying accounting policies, there are currently no other known trends, events or uncertainties that the partnership reasonably believes could have a sufficiently pervasive impact across the partnership’s businesses to materially affect the methodologies or assumptions utilized to determine the estimated fair values reflected in this report. In response to the measurement uncertainty caused by COVID-19, the partnership has adjusted cash flow assumptions for its estimate of the near-term disruption to cash flows to reflect collections, vacancy and assumptions with respect to new leasing activity. In addition, the partnership has assessed the appropriateness of the discount and terminal capitalization rates giving consideration to changes to property level cash flows and any risk premium inherent in such cash flow changes as well as the cost of capital and credit spreads. Discount rates and capitalization rates are inherently uncertain and may be impacted by, among other things, movements in interest rates in the geographies and markets in which the assets are located. Changes in estimates of discount and capitalization rates across different geographies and markets are often independent of each other and not necessarily in the same direction or of the same magnitude. Further, impacts to the partnership’s fair values of commercial properties from changes in discount or capitalization rates and cash flows are usually inversely correlated. Decreases (increases) in the discount rate or capitalization rate result in increases (decreases) of fair value. Such decreases (increases) may be mitigated by decreases (increases) in cash flows included in the valuation analysis, as circumstances that typically give rise to increased interest rates (e.g., strong economic growth, inflation) usually give rise to increased cash flows at the asset level. Refer to the table below for further information on valuation methods used by the partnership for its asset classes.

Commercial developments are also measured using a discounted cash flow model, net of costs to complete, as of the balance sheet date. Development sites in the planning phases are measured using comparable market values for similar assets.

In accordance with its policy, the partnership generally measures and records its commercial properties and developments using valuations prepared by management. However, for certain subsidiaries, the partnership relies on quarterly valuations prepared by external valuation professionals. Management compares the external valuations to the partnership’s internal valuations to review the work performed by the external valuation professionals. Additionally, a number of properties are externally appraised each year and the results of those appraisals are compared to the partnership’s internally prepared values.

Valuation Metrics
The key valuation metrics for the partnership’s consolidated commercial properties are set forth in the following tables below on a weighted-average basis:

		Jun. 30, 2022			Dec. 31, 2021
Consolidated properties	Primary valuation method	Discount rate	Terminal capitalization rate	Investment horizon (years)	Discount rate	Terminal capitalization rate	Investment horizon (years)
Core Office	Discounted cash flow	6.6%	5.3%	11	6.5%	5.3%	11
Core Retail	Discounted cash flow	6.9%	5.3%	10	7.0%	5.3%	10
LP Investments(1)	Discounted cash flow	9.5%	7.0%	8	9.4%	7.0%	8
(1) The valuation method used to value multifamily, student housing, and manufactured housing properties is the direct capitalization method. At June 30, 2022, the overall implied capitalization rate used for properties using the direct capitalization method was 3.9% (December 31, 2021 - 4.3%).

Fair Value Measurement
The following table presents the partnership’s investment properties measured at fair value in the condensed consolidated financial statements and the level of the inputs used to determine those fair values in the context of the hierarchy as defined in Note 2(i), Summary of Significant Accounting Policies: Fair value measurement, in the consolidated financial statements as of December 31, 2021:

	Jun. 30, 2022				Dec. 31, 2021
			Level 3				Level 3
(US$ Millions)	Level 1	Level 2	Commercial properties	Commercial developments	Level 1	Level 2	Commercial properties	Commercial developments
Core Office	$—	$—	$24,300	$1,187	$—	$—	$24,643	$1,022
Core Retail	—	—	19,843	101	—	—	18,991	—
LP Investments	—	—	15,635	688	—	—	18,679	1,278
Total	$—	$—	$59,778	$1,976	$—	$—	$62,313	$2,300
Fair Value Sensitivity
The following table presents a sensitivity analysis to the impact of a 25 basis point movement of the discount rate and terminal capitalization or overall implied capitalization rate on fair values of the partnership’s commercial properties as of June 30, 2022, for properties valued using the discounted cash flow or direct capitalization method, respectively:

	Jun. 30, 2022
(US$ Millions)	Impact of +25bps DR	Impact of +25bps TCR	Impact of +25bps DR and +25bps TCR or +25bps ICR
Core Office	$555	$827	$1,351
Core Retail	443	698	1,061
LP Investments(1)	497	308	800
Total	$1,495	$1,833	$3,212
(1)     The valuation method used to value multifamily and manufactured housing properties is the direct capitalization method. The rates presented as the discount rate relate to the overall implied capitalization rate. The terminal capitalization rate and investment horizon are not applicable. The impact of the sensitivity analysis on the discount rate includes properties valued using the DCF method as well as properties valued using an overall implied capitalization rate under the direct capitalization method.